Exhibit 99.2

JOINT FILING AGREEMENT

This will confirm the agreement by and among the undersigned that the Schedule 13D filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the shares of Common Stock, $0.001 par value per share, of Integer Holdings Corporation is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below that is named as a reporting person in such filing in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: October 13, 2026

TARHEEL INVESTORS III L.P.
By: Tarheel Investors III GP LLC, its general partner

Signature:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

TARHEEL INVESTORS III GP LLC

Signature:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR NORTH AMERICA FUND XIV SCSP
By: KKR Associates North America XIV SCSp, its general partner
By: KKR North America XIV S.à r.l., its general partner

Signature:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Attorney

KKR ASSOCIATES NORTH AMERICA XIV SCSP
By: KKR North America XIV S.à r.l., its general partner

Signature:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Attorney

KKR NORTH AMERICA XIV S.À R.L.

Signature:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Attorney

KKR ASSOCIATES GROUP L.P.
By: KKR Associates Group GP LLC, its general partner

Signature:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Secretary

KKR ASSOCIATES GROUP GP LLC

Signature:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Secretary

KKR GROUP PARTNERSHIP L.P.
By: KKR Group Holdings Corp., its general partner

Signature:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Secretary

KKR GROUP HOLDINGS CORP.

Signature:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Secretary

KKR GROUP CO. INC.

Signature:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Secretary

KKR & CO. INC.

Signature:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Secretary

KKR MANAGEMENT LLP

Signature:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

HENRY R. KRAVIS

Signature:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Attorney-in-fact

GEORGE R. ROBERTS

Signature:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Attorney-in-fact